Exhibit 99.1

Instructure Reports Third Quarter 2016 Financial Results

Q3 2016 Revenue of $30.1 Million, Up 44% Year-Over-Year

SALT LAKE CITY (October 31, 2016) – Instructure, Inc. (NYSE: INST), a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter, today announced its financial results for the third quarter ended September 30, 2016.

“This quarter we delivered solid top line growth and made continued progress on our path toward profitability,” said Josh Coates, CEO at Instructure.  “We continue to enjoy strong adoption of Canvas across the globe and are encouraged by the positive response to Bridge. We remain focused on product innovation to bring even more value to our customer base, attract new customers and grow our total market opportunity.”

	Three Months Ended September 30,
	2016	2015
Revenue	$30,145	$20,894
Gross Margin
GAAP	71.3%	67.5%
Non-GAAP(1)	72.2%	67.9%
Operating Loss
GAAP	(12,267)	(10,103)
Non-GAAP(1)	(9,461)	(9,088)
Net loss
GAAP	(12,317)	(10,212)
Non-GAAP(1)	(9,501)	(9,188)
EPS
GAAP(2)	$(0.44)	$(1.60)
Non-GAAP(1)(2)	$(0.34)	$(0.43)
(1)

Non-GAAP financial measures exclude stock-based compensation, payroll taxes related to secondary stock purchase transactions, amortization of acquisition related intangibles, and the change in fair value of the warrant liability.

(2)

Q3 2016 and Q3 2015 GAAP share count was 28.1M and 6.4M, respectively, due to the conversion of redeemable convertible preferred shares into common stock, which occurred on the closing of Instructure’s IPO on November 18, 2015.  Non-GAAP share count assumes the conversion of the redeemable convertible preferred shares to common stock occurred at the beginning of the annual period.

Third Quarter 2016 Business Highlights

●	Instructure continued to grow its customer base in the third quarter. A few highlights include:
○

US Higher Education and K-12 Schools – Canvas was selected by Brigham Young University and by the University of Nebraska. Additionally, Orange County Public School District in Florida, the 9th largest school district in the US, and Kent School District, the 4th largest district in Washington selected Canvas for their LMS solution.

○	International – Canvas was chosen by TIAS in the Netherlands, the business school of Tilburg University, and by the Brisbane Grammar School in Australia.
○	Corporate – Bridge was selected by various companies across the finance, manufacturing and healthcare industries, including Delta Dental of Washington and Movement Mortgage.

Business Outlook

Today, Instructure issued financial guidance for the fourth quarter and full year 2016. The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, reversal of payroll tax expense on secondary stock purchase transactions, amortization of acquisition related intangibles, and the change in fair value of the warrant liability (see table below which reconciles these non-GAAP financial measures to the related GAAP measures).

For the fourth quarter ending December 31, 2016, Instructure expects revenue of approximately $30.4 million to $31.0 million, non-GAAP net loss of ($12.4) million to ($11.9) million, and non-GAAP net loss per share of ($0.44) to ($0.42).

For the full year ending December 31, 2016, Instructure expects revenue of approximately $109.7 million to $110.3 million, revised modestly from previously stated guidance of $110.8 million to $112.0 million, non-GAAP net loss of ($45.6) million to ($45.1) million, up from ($49.0) million to ($47.5) million, and non-GAAP net loss per share of ($1.64) to ($1.62), up from ($1.75) to ($1.70).

Conference Call Details:

Instructure will discuss its third quarter 2016 results today, October 31, 2016, via teleconference at 2:30 p.m. Mountain Time / 4:30 p.m. Eastern Time. The call may be accessed at (877) 857-6173 or (719) 325-4940, passcode 3571577.  A live webcast, as well as replay, of the conference call will be accessible at Instructure's investor relations website, http://ir.instructure.com.

Non-GAAP Financial Measures

In this release, Instructure’s non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and 12-month billings are not presented in accordance with GAAP and are not intended to be used in lieu of GAAP presentations of results of operations.

Management presents these non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.  Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics.

These non-GAAP measures exclude stock-based compensation, payroll taxes related to secondary stock purchase transactions or the reversal of such expense due to the retirement of the liability, amortization of acquisition related intangibles, and the change in fair value of the warrant liability. We believe investors may want to exclude the effects of these items in order to compare our financial performance between time periods:

●

Stock-based compensation - Although stock-based compensation is an important aspect of the compensation of our employees and executives, management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of our core business.  Unlike cash compensation, the value of equity awards is determined using a complex formula that incorporates factors, such as market volatility and forfeiture rates that are beyond our control. Stock-based compensation from the employee sale of securities to investors, prior to our IPO, at a price above the current fair market value was dependent on our fair value assumptions and other factors that were beyond our control.

●

Accrual or reversal of payroll taxes related to secondary stock purchase transactions - In prior periods, operating expenses included employer payroll tax-related items on employee sales of securities to investors prior to our IPO. The amount of employer payroll tax-related items on these transactions was dependent on the fair market value of our stock. In the current period, operating expenses included the reversal of such payroll tax expense due to the reduction of the estimated liability.

●

Amortization of acquisition related intangibles - Expense for the amortization of acquisition related intangibles is a non-cash item, and we believe that the exclusion of this expense provides for a useful comparison of our operating results to prior periods.

●

Change in fair value of the warrant liability - Under GAAP, we are required to record mark-to-market adjustments for the change in fair value of the liability for warrants issued in connection with term debt and our credit facility. This expense or gain is excluded from management's assessment of our operating performance because management believes that these non-cash items are not indicative of ongoing operating performance.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s financial guidance for the fourth quarter of 2016 and for the full year ending December 31, 2016, the company’s growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company’s expectations regarding future revenue, expenses, cash flows and net income or loss.  These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Instructure’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Instructure’s ability to build and expand its sales efforts; general economic and industry conditions; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure's ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions.  These and other important risk factors are described more fully in the Quarterly Report for the quarter ended June 30, 2016, which was filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2016 and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

About Instructure

Instructure, Inc. is a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter. With a vision to help maximize the potential of people through technology, Instructure created Canvas and Bridge to enable organizations everywhere to easily develop, deliver and manage engaging face-to-face and online learning experiences. To date, Instructure has connected millions of instructors and learners at more than 2,000 educational institutions and corporations throughout the world. Learn more about Canvas for higher ed and K-12, and Bridge for the corporate market at www.Instructure.com.

Contacts:

Erin Kasenchak

Instructure

(866) 574-3127

ekasenchak@instructure.com

Lisa Laukkanen

The Blueshirt Group

(415) 217-4967

Lisa@BlueshirtGroup.com

Heather Erickson

Instructure

(866) 574-3127

press@instructure.com

Source: Instructure

INSTRUCTURE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
	September 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$58,975	$90,471
Short term marketable securities	24,334	325
Accounts receivable—net of allowances of $269 and $225 at September 30, 2016 and December 31, 2015, respectively	23,087	9,523
Prepaid expenses	4,572	5,010
Other current assets	472	614
Total current assets	111,440	105,943
Property and equipment, net	13,805	11,732
Goodwill	989	989
Intangible assets, net	471	444
Noncurrent prepaid expenses	622	749
Other assets	1,027	1,203
Total assets	$128,354	$121,060
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,977	$3,912
Accrued liabilities	10,873	8,852
Deferred rent	708	541
Deferred revenue	81,563	49,384
Total current liabilities	99,121	62,689
Deferred revenue, net of current portion	3,222	2,941
Deferred rent, net of current portion	8,532	9,078
Warrant liability	35	331
Other long term liabilities	36	402
Total liabilities	110,946	75,441
Commitments and contingencies
Stockholders’ equity:
Common stock	3	4
Treasury stock	—	(1)
Additional paid-in capital	200,961	188,517
Accumulated other comprehensive income	(9)	—
Accumulated deficit	(183,547)	(142,901)
Total stockholders’ equity	17,408	45,619
Total liabilities and stockholders’ equity	$128,354	$121,060

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Subscription and support	$25,814	$17,609	$68,807	$43,557
Professional services and other	4,331	3,285	10,527	7,839
Total Net revenue	30,145	20,894	79,334	51,396
Cost of Revenue:
Subscription and support	6,312	4,907	17,335	12,520
Professional services and other	2,326	1,887	6,287	4,717
Total cost of revenue	8,638	6,794	23,622	17,237
Gross profit	21,507	14,100	55,712	34,159
Operating expenses:
Sales and marketing	17,788	13,172	51,989	38,303
Research and development	9,297	6,525	25,832	17,441
General and administrative	6,689	4,506	18,428	18,475
Total operating expenses	33,774	24,203	96,249	74,219
Loss from operations	(12,267)	(10,103)	(40,537)	(40,060)
Other income (expense):
Interest income	104	6	236	13
Interest expense	(31)	(28)	(54)	(72)
Change in fair value of warrant liability	(10)	(9)	52	(536)
Other income (expense), net	(103)	(52)	(234)	(161)
Total other income (expense)	(40)	(83)	—	(756)
Loss before income taxes	(12,307)	(10,186)	(40,537)	(40,816)
Income tax expense	(10)	(26)	(109)	(40)
Net loss	$(12,317)	$(10,212)	$(40,646)	$(40,856)
Deemed dividend to investors	—	—	—	(632)
Net loss attributable to common stockholders	$(12,317)	$(10,212)	$(40,646)	$(41,488)
Net loss per common share attributable to common stockholders, basic and diluted	$(0.44)	$(1.60)	$(1.47)	$(6.61)
Weighted average shares used to compute net loss per share, basic and diluted	28,084	6,381	27,667	6,279

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating Activities:
Net loss	$(12,317)	$(10,212)	$(40,646)	$(40,856)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	946	737	2,832	1,873
Amortization of intangible assets	120	77	284	232
Amortization of deferred financing costs	11	22	34	54
Change in fair value of warrant liability	10	9	(52)	536
Stock-based compensation	2,804	1,012	7,701	7,699
Other	167	54	120	165
Changes in assets and liabilities:
Accounts receivable, net	18,091	16,938	(13,887)	(3,229)
Prepaid expenses and other assets	716	(570)	849	(3,021)
Accounts payable and accrued liabilities	2,606	(449)	4,303	3,496
Deferred revenue	8,666	11,957	32,460	25,796
Deferred rent	(139)	125	(379)	504
Other liabilities	(31)	(24)	(361)	(285)
Net cash used in operating activities	21,650	19,676	(6,742)	(7,036)
Investing Activities:
Purchases of property and equipment	(1,512)	(1,324)	(4,922)	(4,463)
Purchases of intangible assets	(15)	—	(311)	—
Proceeds from disposal of property and equipment	5	35	23	53
Purchases of marketable securities	(24,363)	(303)	(24,363)	(1,456)
Maturities of marketable securities	—	—	325	500
Net cash used in investing activities	(25,885)	(1,592)	(29,248)	(5,366)
Financing Activities:
Proceeds from exercise of redeemable convertible preferred stock warrants	—	—	—	250
Proceeds from issuance of common stock from employee equity plans	1,183	135	4,494	246
Payments of line of credit financing costs	—	—	—	(32)
Repayment of capital lease obligations	—	(57)	—	(207)
Net cash provided by financing activities	1,183	78	4,494	257
Net decrease in cash	(3,052)	18,162	(31,496)	(12,145)
Cash, beginning of period	62,027	(29,823)	90,471	43,915
Cash, end of period	$58,975	$(11,661)	$58,975	$31,770

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP GROSS MARGIN
(in thousands, except percentages)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)
GAAP gross profit	$21,507	$14,100	$55,712	$34,159
Stock-based compensation	256	94	722	209
Non-GAAP gross margin	$21,763	$14,194	$56,434	$34,368

GAAP gross margin %	71.3%	67.5%	70.2%	66.5%
Non-GAAP gross margin %	72.2%	67.9%	71.1%	66.9%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING LOSS
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)
Loss from operations	$(12,267)	$(10,103)	$(40,537)	$(40,060)
Stock-based compensation	2,804	1,012	7,701	7,699
Payroll tax expense on secondary stock purchase transactions	—	—	—	1,327
Reversal of payroll tax expense on secondary stock purchase transactions	—	—	(217)	—
Amortization of acquisition related intangibles	2	3	6	7
Non-GAAP operating loss	$(9,461)	$(9,088)	$(33,047)	$(31,027)

GAAP operating margin	-41%	-48%	-51%	-78%
Non-GAAP operating margin	-31%	-43%	-42%	-60%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP NET LOSS
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)
Net Loss	$(12,317)	$(10,212)	$(40,646)	$(40,856)
Stock-based compensation	2,804	1,012	7,701	7,699
Payroll tax expense on secondary stock purchase transactions	—	—	—	1,327
Reversal of payroll tax expense on secondary stock purchase transactions	—	—	(217)	—
Amortization of acquisition related intangibles	2	3	6	7
Change in fair value of warrant liability	10	9	(52)	536
Non-GAAP net loss	$(9,501)	$(9,188)	$(33,208)	$(31,287)
Non-GAAP net loss per common share, basic and diluted	$(0.34)	$(0.43)	$(1.20)	$(1.47)
Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share(1)	28,084	21,358	27,667	21,256

(1) Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share on a non-GAAP basis assumes that the redeemable convertible preferred shares that converted to common shares upon execution of our IPO were outstanding for the full year.

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE SHARES OUTSTANDING
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)
GAAP weighted average common shares, basic and diluted	28,084	6,381	27,667	6,279
Effect of redeemable convertible preferred stock conversion (assuming converted shares were outstanding for the full year)	—	14,977	—	14,977
Non-GAAP weighted average common shares used in computing basic and diluted non-GAAP net loss per common share	28,084	21,358	27,667	21,256

INSTRUCTURE, INC.
RECONCILIATION OF 12-MONTH BILLINGS
(in thousands)
(unaudited)
	Trailing Twelve Months Ended September 30,
	2016	2015
Total net revenue	$101,131	$65,132

Current deferred revenue
Beginning balance	53,754	33,201
Ending balance	81,563	53,754
Net change in current deferred revenue	27,809	20,553

Long term deferred revenue
Beginning balance	3,996	2,719
Ending balance	3,222	3,996
Net change in long term deferred revenue	(774)	1,277

Total 12-month billings	$128,166	$86,962

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2016
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$17,788	(775)	—	—	$17,013
Research and development	9,297	(1,022)	—	(2)	8,273
General and administrative	6,689	(751)	—	—	5,938
Total operating expenses	$33,774	(2,548)	—	(2)	$31,224

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2015
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$13,172	(346)	—	—	$12,826
Research and development	6,525	(344)	—	(2)	6,179
General and administrative	4,506	(228)	—	—	4,278
Total operating expenses	$24,203	(918)	—	(2)	$23,283

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2016
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$51,989	(2,219)	57	—	$49,827
Research and development	25,832	(2,742)	57	(6)	23,141
General and administrative	18,428	(2,018)	103	—	16,513
Total operating expenses	$96,249	(6,979)	217	(6)	$89,481

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2015
(in thousands)
(unaudited)
	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$38,303	(768)	—	—	$37,535
Research and development	17,441	(871)	—	(7)	16,563
General and administrative	18,475	(5,851)	(1,327)	—	11,297
Total operating expenses	$74,219	(7,490)	(1,327)	(7)	$65,395

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP NET LOSS PER COMMON SHARE

	Three Months Ending December 31,		Full Year Ending December 31,
	2016	2016	2016	2016
	LOW	HIGH	LOW	HIGH
Net loss per common share	$(0.54)	$(0.52)	$(2.01)	$(1.99)
Stock-based compensation	0.10	0.10	0.38	0.38
Reversal of payroll tax expense on secondary stock purchase transactions	-	-	(0.01)	(0.01)
Amortization of acquisition related intangibles	0.00	0.00	0.00	0.00
Change in fair value of warrant liability	(0.00)	(0.00)	(0.00)	(0.00)
Non-GAAP net loss per common share, basic and diluted	$(0.44)	$(0.42)	$(1.64)	$(1.62)
Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share	28,300	28,300	27,800	27,800

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP NET LOSS
(in thousands)

	Three Months Ending December 31,		Full Year Ending December 31,
	2016	2016	2016	2016
	LOW	HIGH	LOW	HIGH
Net loss	$(15,280)	$(14,780)	$(55,926)	$(55,426)
Stock-based compensation	2,880	2,880	10,581	10,581
Reversal of payroll tax expense on secondary stock purchase transactions	-	-	(217)	(217)
Amortization of acquisition related intangibles	3	3	9	9
Change in fair value of warrant liability	(3)	(3)	(55)	(55)
Non-GAAP net loss	$(12,400)	$(11,900)	$(45,608)	$(45,108)